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                                FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT ("First Amendment") is made and entered into as of this 15th day of June, 2001 by and between INTEGRITY INCORPORATED, a Delaware corporation ("Borrower"), and LASALLE BANK NATIONAL ASSOCIATION (the "Lender").

                                  WITNESSETH:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of April 25, 2001, by and between the Borrower and Lender, (the "Credit Agreement"), Lender established in favor of Borrower (i) a line of credit in the amount of $6,000,000, (ii) a Term Loan A Facility in the amount of $11,000,000; and (iii) a Term Loan B Facility in the amount of $3,000,000; and

         WHEREAS, the Lender has agreed to the modification of certain provisions contained in the Credit Agreement upon the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agrees as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  (a) Section 1.1.3 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                           "1.1.3 Use of Proceeds. The funds advanced under this
Line of Credit Facility shall be used exclusively for (i) general working capital requirements, (ii) the financing of Permitted Acquisitions in accordance with Section 5.7 and (iii) the financing of the start up of a publishing division of Borrower in accordance with Section 5.8; provided, however, such funds shall not be used, directly or indirectly, in any fashion for the benefit of Celebration or Integrity Music."

                  (b) Subpart (c) of Section 1.2.2 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                           "(c)  an aggregate amount not to exceed $1,500,000
may be used for Permitted Acquisitions in accordance with Section 5.7 and/or for the start up of a publishing division of Borrower in accordance with
Section 5.8;"


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         3.       Conditions to Effectiveness. This First Amendment shall
become effective as of June _____, 2001, when and only when the Lender shall have received (i) this First Amendment duly executed by the Borrower, (ii) payment of all outstanding legal fees and costs of Lender, including those incurred in connection with this First Amendment, and (iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         4. Representations and Warranties. The Borrower hereby represents and warrants as follows:

                  (a) This First Amendment and the Credit Agreement, as amended hereby, have been duly authorized and constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this First Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this First Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this First Amendment.

                  (d) The Borrower has no defense, counterclaim or offset with respect to the Credit Agreement or any of the other Loan Documents.

         5.       Effect on the Credit Agreement.

                  (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Credit Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. Governing Law. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by the construed in accordance with the laws of the State of Illinois.


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         7.       Headings. Section headings in this First Amendment are
included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         8. Counterparts. This First Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year first written above.



                                       INTEGRITY INCORPORATED



                                       By: /s/ Donald S. Ellington
                                       -----------------------------------------
                                       Name:  Donald S. Ellington
                                       Title: CFO



                                       LASALLE BANK NATIONAL ASSOCIATION



                                       By: /s/ Andrew K. Dawson
                                       -----------------------------------------
                                       Name:  Andrew K. Dawson
                                       Title: First Vice President


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